                                                                    EXHIBIT 24.9




                  CONSENT OF CARACANSI RAMEY & ASSOCIATES, LLC.

                          Certified Public Accountants

                                                                    EXHIBIT 24.9


                         CONSENT OF INDEPENDENT AUDITORS

                        CARACANSI RAMEY & ASSOCIATES, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS



         We consent to the incorporation by reference in this Registration Statement of International Biofuel and Biochemical Corporation, formerely named J-Bird Music Group, Ltd., on Form S-8 of our report dated April 29, 2002 appearing in the incorporated by reference Annual Report on Form 10-KSB of the J-Bird Music Group, Ltd. for the year ended December 31, 2001.


                                       /s/Caracansi Ramey & Associates, LLC
                                       ------------------------------------
                                       Caracansi Ramey & Associates, LLC
                                       Certified Public Accountants


February 12, 2003
77 North Street
Danbury, Connecticut   06180  Tel:203-794-9187
Fax:  203-790-1566